                                                                   EXHIBIT 10.19

                  AMENDMENT NO. 1 TO SECURITYHOLDERS AGREEMENT
                  --------------------------------------------

          This Amendment No. 1 to Securityholders Agreement (this "Amendment") is made as of September __, 1997, by and among The Petersen Companies, Inc., a Delaware corporation formerly known as BrightView Communications Group, Inc. (the "Company"), Petersen Holdings, L.L.C., a Delaware limited liability company ("Holdings"), and the other Persons executing this Amendment and listed on the Schedule of Investors attached hereto (each, an "Investor" and all of such Persons, collectively, the "Investors").

          The Company, Holdings and the Investors are parties to a Securityholders Agreement, dated as of September 30, 1996 among the Company, Holdings and the Investors (the "Securityholders Agreement"), and wish to amend the Securityholders Agreement as provided herein. The execution and delivery of this Amendment is a condition to the obligations of the Company and the Investors under the Contribution and Recapitalization Agreement, dated as of September __, 1997, by and among the Company and the Investors (the "Contribution Agreement").

          In consideration of the mutual agreements set forth herein and in the Contribution Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. Section 2.1(b) of the Securityholders Agreement is hereby amended and restated to read in its entirety as set forth below:

          "(b) The provisions of this Section 2.1 shall terminate automatically and be of no further force or effect as of the day twenty-one (21) calendar months after the consummation of the Contribution Transactions, as defined in the Contribution and Recapitalization Agreement, dated as of September __, 1997, among The Petersen Companies, Inc., Willis Stein, Nassau Capital Partners II, L.P., NAS Partners I, L.L.C. and the other Persons listed on the Schedule of Investors attached thereto, as amended.

          2.   The following is added as Section 6.1(f) of the Securityholders
Agreement:

          "(f) The provisions of this Section 6.1 shall terminate automatically and be of no further force or effect upon a Qualified IPO."

          3. This Amendment may be executed in two or more counterparts, all of which taken together will constitute one and the same agreement.

                         *    *     *    *    *

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Securityholders Agreement as of the date first written above.


                                        THE PETERSEN COMPANIES, INC.


                                        By:
                                            -------------------------------
                                        Name:
                                        Title:



                                        PETERSEN HOLDINGS, L.L.C.
                                        By:   The Petersen Companies, Inc.
                                        Its:  Manager


                                        By:
                                            -------------------------------
                                        Name:
                                        Title:



                                        WILLIS STEIN & PARTNERS, L.P.
                                        By:   Willis Stein & Partners, L.L.C.
                                        Its:  General Partner


                                        By:
                                            -------------------------------
                                        Name:   Daniel H. Blumenthal
                                        Title:  Managing Director



                                        NASSAU CAPITAL PARTNERS II, L.P.
                                        By:     Nassau Capital, L.L.C.
                                        Title:  General Partner


                                        By:
                                            -------------------------------
                                        Name:
                                        Title:



                                        NAS PARTNERS I, L.L.C.


                                        By:
                                            -------------------------------
                                        Name:
                                        Title:

[Signature Page to Amendment No. 1 to Securityholders Agreement]


                                        PETERSEN PROPERTIES


                                        By:
                                            -------------------------------
                                        Name:   Robert E. Petersen
                                        Title:  Chairman of the Board



                                        CHASE EQUITY ASSOCIATES, L.P.
                                        By:   Chase Capital Partners
                                        Its:  General Partner


                                        By:
                                            -------------------------------
                                        Name:
                                        Title:  General Partner



                                        BANKAMERICA INVESTMENT CORPORATION


                                        By:
                                            -------------------------------
                                        Name:
                                        Title:



                                        CIVC PARTNERS II


                                        By:
                                            -------------------------------
                                        Name:
                                        Title:  A General Partner



                                        CIBC WG ARGOSY MERCHANT FUND 2, L.L.C.


                                        By:
                                            -------------------------------
                                        Name:
                                        Title:



                                        ALLSTATE INSURANCE COMPANY


                                        By:
                                            -------------------------------
                                        Name:
                                        Title:

[Signature Page to Amendment No. 1 to Securityholders Agreement]


                                        FUI, INC.


                                        By:
                                            -------------------------------
                                        Name:
                                        Title:



                                        NORWEST EQUITY CAPITAL, L.L.C.
                                        By:   Itasca NEC, L.L.C.
                                        Its:  Managing Member


                                        By:
                                            -------------------------------
                                        Name:
                                        Title:



                                        -----------------------------------
                                                James D. Dunning, Jr.



                                        THE LAURENCE H. BLOCH AND CINDY BLOCH
                                        TRUST


                                        By:
                                            -------------------------------
                                        Name:   Laurence H. Bloch
                                        Title:



                                        -----------------------------------
                                                Stuart Karu



                                        -----------------------------------
                                                Thomas J. Strauss



                                        -----------------------------------
                                                Irwin Bard



                                        -----------------------------------
                                                Bernard Shavitz



                                        -----------------------------------
                                                D. Claeys Bahrenburg

[Signature Page to Amendment No. 1 to Securityholders Agreement]




                                        -----------------------------------
                                                Neal Vitale



                                        -----------------------------------
                                                Richard S Willis



                                        -----------------------------------
                                                John Dianna



                                        -----------------------------------
                                                Richard P. Lague



                                        -----------------------------------
                                                Paul Tzimoulis



                                        -----------------------------------
                                                David Myers



                                        -----------------------------------
                                                Ken Elliot



                                        -----------------------------------
                                                Lee Kelley



                                        -----------------------------------
                                                Michael Borchetta



                                        -----------------------------------
                                                Justin McCormack

[Signature Page to Amendment No. 1 to Securityholders Agreement]



                                        DEAN WITTER REYNOLDS, Custodian for
                                        Justin McCormack IRA Rollover


                                        By:
                                             ------------------------------
                                        Name:
                                        Title:



                                        MLPF&S, Custodian FPO James Guthrie IRA
                                        FBO James Guthrie


                                        By:
                                             ------------------------------
                                        Name:
                                        Title:



                                        -----------------------------------
                                                Charlotte Perkins



                                        -----------------------------------
                                                Amy Wilkins